Exhibit 99.1

CLIFFORD CHANCE US LLP

COLONY NORTHSTAR, INC.

(a Maryland corporation)

11,000,000 Shares of 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock

Date: September 13, 2017

UNDERWRITING AGREEMENT

COLONY NORTHSTAR, INC.

(a Maryland corporation)

11,000,000 Shares of 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock

(Par Value $0.01 Per Share)

UNDERWRITING AGREEMENT

September 13, 2017

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, NY 10036

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

RBC Capital Markets, LLC

200 Vesey Street

New York, New York 10281

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

Ladies and Gentlemen:

Colony NorthStar, Inc., a Maryland corporation (the “Company”), and Colony Capital Operating Company, LLC, a Delaware limited liability company (the “Operating Partnership”), confirm their agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), J.P. Morgan Securities LLC (“J.P. Morgan”), Morgan Stanley & Co. LLC (“Morgan Stanley”), RBC Capital Markets, LLC (“RBC”) and UBS Securities LLC (“UBS”) and each of the other underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, J.P. Morgan, Morgan Stanley, RBC and UBS are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of 11,000,000 shares of 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of the Company (“Preferred Stock”) set forth in Schedule A hereof and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,650,000 additional shares of Preferred Stock to solely cover overallotments, if any. The 11,000,000 shares of Preferred Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 1,650,000 shares of Preferred Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable. The Company has filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “1933 Act”) (No. 333-215506), including the related base prospectus, covering the registration of the offer and sale of certain securities, including the Securities, under the 1933 Act, and such registration statement became effective upon filing with the Commission. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act and Rule 424(b) (“Rule 424(b)”) of the 1933 Act. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430B is referred to as “Rule 430B Information.” The base prospectus and prospectus supplement used in connection with the offering of the Securities that omitted Rule 430B Information, but including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of first use of such prospectus, is hereinafter collectively called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act, is herein called the “Registration Statement”; provided, however, that “Registration Statement” without reference to a time means the Registration Statement as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B; and provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act relating to the Securities (the “Rule 462(b) Registration Statement”), then, after such filing, all references to “Registration Statement” shall also be deemed to include the Rule 462(b) Registration Statement. The base prospectus and the final prospectus supplement, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of this Agreement, is hereinafter collectively called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to refer to and include any documents incorporated by reference therein, and shall include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by 1933 Act to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

Section 1. Representations and Warranties.

(a) Representations and Warranties by the Company and the Operating Partnership. Each of the Company and the Operating Partnership jointly and severally represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

(i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 in connection with the issuance of the Securities and has prepared and filed an “automatic shelf registration statement,” as defined in Rule 405 under the 1933 Act, including a related base prospectus, for registration under the 1933 Act of the offering and sale of the Securities and the shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), issuable upon conversion of the Securities. Each of the Registration Statement and any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. The Company has not received notice of any stop order issued under the 1933 Act suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times, the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to the Underwriters and the Securities pursuant to Rule 430(B)(f)(2) under the 1933 Act, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), as of the date of the Prospectus or any such amendment or supplement and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package (as defined below) and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of the 1934 Act.

As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below) as of the Applicable Time all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 6:14 p.m. (Eastern time) on the date of this Agreement or such other time as agreed by the Company and the Representatives.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed in the form required to be retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show” as defined in Rule 433), each of which is specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus, each of which is specified in Schedule D hereto.

“Statutory Prospectus” as of any time means the base prospectus and the preliminary prospectus supplement (including any documents incorporated therein by reference) relating to the Securities that is included in the Registration Statement immediately prior to that time.

“Well-Known Seasoned Issuer” means a well-known seasoned issuer, as defined in Rule 405 under the 1933 Act.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this Section 1(a)(i) shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein (that information being limited to that described in the last sentence of Section 6(b) hereof).

Each preliminary prospectus (including the base prospectus filed as part of the Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act and each such preliminary prospectus was, and the Prospectus delivered to the Underwriters for use in connection with this offering will be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

At the time of filing the Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the 1933 Act.

The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus, are, and were during the periods covered by their reports, independent with respect to the Company as required by the 1933 Act and the 1934 Act and the Public Accounting Oversight Board.

(iii) Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, including the financial statements of the Company, Colony Capital, Inc., NorthStar Asset Management Group, Inc. and NorthStar Realty Finance Corp. as previously filed with the Commission or as filed by the Company with the Commission on February 28, 2017, on Form 10-K, on March 15, 2017, on Form 8-K, on May 10, 2017, on Form 10-Q, and on August 9, 2017, on Form 10-Q, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries (as defined below) at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries, if any, for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved and the supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. The pro forma financial statements of the Company, including the unaudited pro forma condensed consolidated financial statements of the Company filed on March 15, 2017 with the Commission on Form 8-K, and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transactions and circumstances referred to therein. No other financial statements (or schedules) are required by the 1933 Act or the 1934 Act to be included in the Registration Statement, the Prospectus or the General Disclosure Package. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.

(iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or otherwise) or in the earnings, business affairs, properties, assets or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock and Class B Common Stock, par value $0.01 per share and dividends on the Company’s 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, the Company’s 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, the Company’s 8.50% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, the Company’s 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, the Company’s 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, the Company’s 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, and the Company’s 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(v) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the

Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vi) Good Standing of Subsidiaries. Each “significant subsidiary” (as defined in Rule 1-02 of Regulation S-X) of the Company and the entities listed on Schedule E to this Agreement (each a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”) and each of the CN Funds (as defined below) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and is duly qualified as a foreign entity to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The only direct and indirect subsidiaries (as defined in Rule 1-02 of Regulation S-X) of the Company (each a “Subsidiary” and collectively, the “Subsidiaries”) are (a) the Subsidiaries listed on Schedule E to this Agreement, (b) the Operating Partnership (c) the CN Funds and (d) certain other Subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a Significant Subsidiary. “CN Funds” means, collectively, all Funds (as defined below) for which the Company or any of the Subsidiaries acts as a general partner, managing member or external manager (or in a similar capacity). “Fund” means any collective investment vehicle (whether open-ended or closed-ended) in which investors unaffiliated with the general partner, managing member or external manager (i) make capital contributions and (ii) pay management fees and/or are subject to a “carried interest” (or other similar profits allocations).

(vii) Operating Partnership Agreement. The Company is the sole managing member of the Operating Partnership. The Third Amended and Restated Limited Liability Company Agreement of the Operating Partnership (the “Operating Partnership Agreement”) is in full force and effect, and the aggregate percentage interest of the Company is as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or the non-executive director stock plan or the equity incentive plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus, pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus, or pursuant to unregistered issuances not required to be disclosed pursuant to the 1933 Act or the 1934 Act). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The issued and outstanding equity interests of Colony Financial Holdings, LLC (formerly Colony Financial QRS, LLC) (the “TRS”) have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding equity interests of the TRS was issued in violation of the preemptive or other similar rights of any securityholder of the TRS. The issued and outstanding equity interests of the Operating Partnership have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding equity interests of the Operating Partnership was issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as disclosed in Registration Statement, the General Disclosure Package and the Prospectus, all securities issued by the Company, any of the Subsidiaries, any CN Fund or any trusts established by the Company or any of the Subsidiaries have been issued and sold in compliance with (A) all applicable federal and state securities laws and (B) the applicable corporate or partnership law of the jurisdiction of incorporation of the Company or Subsidiary, as applicable.

(ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership.

(x) Authorization and Description of Securities. The Securities to be purchased by the Underwriters have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and when issued and delivered, pursuant to this Agreement, against payment of the consideration set forth herein, such Securities will be validly issued and fully paid and non-assessable; the Preferred Stock conforms to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the amended and restated articles supplementary to the Company’s Articles of Amendment and Restatement (the “Charter”) defining the terms of the Preferred Stock (the “Articles Supplementary”); the Articles Supplementary have been duly authorized by the Company; the form of the certificates used to evidence the Preferred Stock will, at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), be in due and proper form and will comply with all applicable legal requirements, the requirements of the Charter (including the Articles Supplementary) and bylaws of the Company and the requirements of the New York Stock Exchange, Inc. (“NYSE”); no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company. The shares of Common Stock issuable upon conversion of the Securities have been duly authorized and, when issued upon conversion of the Securities in accordance with the terms of the Articles Supplementary, will be validly issued and fully paid and non-assessable free and clear of any pledge, lien, encumbrance, security interest or other claim created by the Company. The Company has duly and validly reserved such shares of Common Stock for issuance upon conversion of the Securities. The shares of Common Stock conform to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the certificates, if any, for such shares of Common Stock issuable upon conversion of the Securities are in due and proper form.

(xi) Absence of Defaults and Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its Organizational Documents (as defined below) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, including the Contribution Transaction Agreements (as defined below) (collectively, “Agreements and Instruments”), except for such violations or defaults that would not result in a Material Adverse Effect. The execution and delivery of this Agreement, the execution and recording of the Articles Supplementary by the Company and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities by the Company and the issuance of shares of Common Stock issuable upon conversion of the Securities) and compliance by the Company and the Operating Partnership with their obligations hereunder and thereunder, as applicable, has been duly authorized by all necessary corporate action and does not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect or not materially adversely affect consummation of the transactions contemplated by this Agreement), nor will such action result in any violation of (A) the provisions of the Organizational Documents of the Company, (B) the provisions of the Organizational Documents of the Subsidiaries or (C) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets, properties or operations, except in the case of clause (C) only, for any such violation that would not result in a Material Adverse Effect or not materially adversely affect consummation of the transactions contemplated by this Agreement. As used herein, “Organizational Documents” means (A) in the case of a corporation, its charter and by-laws; (B) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (C) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (D) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (E) in the case of any other entity, the organizational and governing documents of such entity. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries. As used herein, “Contribution Transaction Agreements” means collectively (A) the Contribution Agreement, dated December 23, 2014, by and among the Colony Capital, Inc. (the “Company), the Operating Partnership, Colony Capital, LLC (“CC”), Colony Capital Holdings, LLC (“CC Holdings”), Colony Capital OP Subsidiary, LLC (“CC OP Sub”), CCH Management Partners I, LLC (“CCH”), FHB Holding LLC (“FHB”) and Richard Saltzman (“Saltzman”), (B) the CFI Pre-Closing Contribution Agreement, dated March 23, 2015, by and between the Company and the Operating Partnership, (C) the Colony Capital Pre-Closing Contribution Agreement dated April 2, 2015, by and between CC and CC OP Sub, (D) Colony Capital Holdings Pre-Closing Contribution Agreement dated April 2, 2015, by and between CC Holdings and CC OP Sub, (E) CCH Management Partners I Pre-Closing Contribution Agreement dated April 2, 2015, by and between CCH and CC OP Sub (F) FHB Holding Closing Contribution Agreement dated April 2, 2015, by and between FBH and the Operating Partnership and (G) Richard Saltzman Closing Contribution Agreement dated April 2, 2015, by and between Saltzman and the Operating Partnership, in each case, as applicable, as amended.

(xii) Absence of Labor Dispute. No labor dispute exists involving any employee of the Company or any of the Subsidiaries nor, to the knowledge of the Company, is any labor dispute imminent, which, in either case, would result in a Material Adverse Effect.

(xiii) Absence of Proceedings. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of the Subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would, if determined adversely to the Company or any of the Subsidiaries, result in a Material Adverse Effect, or would materially and adversely affect the properties or assets of the Company or any of the Subsidiaries or the consummation of the transactions contemplated in this Agreement, or the performance by the Company and the Operating Partnership of their obligations hereunder.

(xiv) Accurate Disclosure. The statements in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Prospectus Summary—The Offering,” “Description of Our Series J Preferred Stock,” “Business—Operating and Regulatory Structure,” “Certain Provisions of Maryland Law and Our Charter and Bylaws,” “Description of Preferred Stock,” “Restrictions on Ownership and Transfer,” “U.S. Federal Income Tax Considerations” (as supplemented by the discussion contained in the Form 8-K filed by the Company on May 24, 2017 under the caption “Additional U.S. Federal Income Tax Considerations”) and “Underwriting,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(xv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or filed as required.

(xvi) No Finder’s Fee. Except for the Underwriters’ discounts and commissions payable by the Company to the Underwriters in connection with the offering of the Securities contemplated herein or as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any brokerage commission, finder’s fees or similar payments in connection with the offering of the Securities contemplated hereby.

(xvii) Possession of Intellectual Property. The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to conduct the business operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xviii) Absence of Further Requirements. Except for the filing of the Articles Supplementary with the Maryland State Department of Assessments and Taxation (“MSDAT”), which filing with the MSDAT will be made prior to the Closing Time, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement except (i) such as have been already obtained or as may be required under the 1933 Act or state securities laws and (ii) such as may be required by the NYSE.

(xix) Absence of Manipulation. None of the Company or any of its affiliates, or the Operating Partnership or any of its affiliates has taken, or will take, directly or indirectly, any action designed to or that has constituted or that would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xx) Possession of Licenses and Permits. The Company and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxi) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property, if any, owned by the Company and the Subsidiaries and good title to all other properties, if any, owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except (a) such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or (b) where the absence thereof would not, singly or in the aggregate, result in a Material Adverse Effect; and all of the leases and subleases of real property, if any, material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company and any of the Subsidiaries holds properties described in the Registration Statement, the General

Disclosure Package and the Prospectus, are in full force and effect, with such exceptions as would not, singly or in the aggregate, result in a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company and any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company and any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, except as would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in both the Prospectus and the General Disclosure Package, the mortgages, if any, encumbering any real property owned in fee simple by the Company or any of the Subsidiaries are not and will not be: (A) convertible (in the absence of foreclosure) into an equity interest in such real property or in the Company or any of the Subsidiaries, (B) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries, or (C) cross-collateralized to any property or assets not owned by the Company or any of the Subsidiaries, except in the case of clauses (A), (B), or (C) to the extent that any such conversion right, cross-default or cross-collateralization would not, individually or in the aggregate, have a Material Adverse Effect or materially and adversely impact the ability of the Company to consummate the transactions contemplated by this Agreement. To the Company’s knowledge, no lessee of any portion of any of the real properties leased or owned by the Company or any of the Subsidiaries is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such leases, except such defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(xxii) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities to be purchased by the Underwriters from the Company as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxiii) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxiv) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered for sale by the Company under the 1933 Act other than (a) those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (b) those that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and have been waived, and (c) registration rights granted in connection with the Registration Rights Agreement, dated September 29, 2009, by and between Colony Financial, Inc., Colony Financial Manager, LLC and the persons identified on Schedule A thereto, the issuance of NorthStar Realty Finance Limited Partnership’s 5.375% Exchangeable Senior Notes due 2033 and NorthStar Realty Finance Limited Partnership’s 7.25% Exchangeable Senior Notes due 2027.

(xxv) 1934 Act Reporting. The Company (and any predecessors) has been subject to the reporting requirements of either Section 13 or Section 15(d) of the 1934 Act, and has timely filed all reports with the Commission on EDGAR since January 1, 2013. At the time such reports were filed, they complied in all material respects with the requirements of the 1934 Act, as applicable, and did not contain any untrue statement of material fact or omit to state a material fact required to be state therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(xxvi) Accounting Controls and Disclosure Controls. The Company and each of the Subsidiaries maintains effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the 1934 Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the Company’s inception, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has established “disclosure controls and procedures” (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxvii) Compliance with the Sarbanes-Oxley Act. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(xxviii) Payment of Taxes. All material United States federal income tax returns of the Company and the Subsidiaries (including any predecessor entities) required by law to be filed have been filed in a timely manner and all such tax returns are correct and complete in all material respects and all taxes shown by such returns or otherwise due and payable, have been paid, except taxes and assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiaries (including any predecessor entities) have filed in a timely manner all tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, and all such tax returns are correct and complete in all material respects, except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all material taxes due, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

(xxix) Insurance. The Company and the Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as are customary in the business in which it is engaged, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of the Subsidiaries will not be able to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxx) Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter other than the Company’s credit facility and (ii) does not intend to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(xxxi) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(xxxii) Foreign Corrupt Practices Act. None of the Company, any of the Significant Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate acting on behalf of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate acting on behalf of the Company or any of the Subsidiaries has (i) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or (ii) committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws. The Company and its Subsidiaries have instituted and maintain, and will continue to maintain, policies prohibiting bribery and corruption.

(xxxiii) Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries, with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxiv) OFAC. None of the Company, any of the Significant Subsidiaries, or to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is an individual or entity currently the subject or the target of any sanctions administered or enforced by the United States Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiaries, joint venture partners or other person or entity, for the purpose of financing the activities of or business with any person or entity, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any person or entity (including any person or entity participating in this transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. The Company and the Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person, country or territory that at the time of the dealing or transaction was known by the Company or such Subsidiaries to be the subject or the target of Sanctions.

(xxxv) Loans. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no material outstanding loans, advances or guarantees of indebtedness by the Company or any of the Significant Subsidiaries to or for the benefit of any of the executive officers or directors of the Company or any executive officers and or directors of the Significant Subsidiaries or any of the members of the immediate families of any such executive officers or directors.

(xxxvi) Prior Sales of Preferred Stock. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any shares of Preferred Stock.

(xxxvii) Real Estate Investment Trust. Commencing with its taxable year ending December 31, 2017, the Company (including NSAM as the predecessor to the Company) has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s current and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2017 and future taxable years. Neither the Company nor any of the Subsidiaries has taken any action that would reasonably be expected to cause the Company to fail to qualify as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation set forth in the Registration Statement, the General Disclosure Package and the Prospectus are true, complete and correct in all material respects.

(xxxvii) Operating Partnership. The Operating Partnership has, at all times, been treated as other than an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and will continue to be so treated.

(xxxviii) Listing. The Company will use its best efforts to effect the listing of the Securities on the NYSE within 30 days after the Closing Time.

(xxxviii) No Equity Awards. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not granted to any person or entity, a stock option or other equity-based award to purchase shares of Common Stock, pursuant to an equity-based compensation plan or otherwise.

(xxxix) Absence of Certain Relationships. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers or stockholders of the Company, on the other hand, which is required by the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(xl) WKSI Status. (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the 1933 Act) made any offer relating to the Securities in reliance on the exemption in Rule 163, and (D) at the Applicable Time (with such date being used as the determination date for purposes of this clause (D)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405.

(xli) Pending Proceeding. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

(xlii) Contribution Transaction Agreements. Each of the Contribution Transaction Agreements has been duly authorized, executed and delivered by the Company and the Operating Partnership (to the extent a party thereto) and constitutes a valid and legally binding agreement of the Company and the Operating Partnership (to the extent a party thereto) enforceable in accordance with their terms except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity. Statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus relating to the Contribution Transaction Agreements and the transactions contemplated thereby are correct in all material respects. Neither the Company nor the Operating Partnership is in default under the Contribution Transaction Agreements.

(xliii) Combination Agreement. The Combination Agreement (as defined below) has been duly authorized, executed and delivered by the Operating Partnership and constitutes a valid and legally binding agreement of the Operating Partnership enforceable in accordance with its terms except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity. Statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus relating to the Combination Agreement and the transactions contemplated thereby are correct in all material respects. The Operating Partnership is not in default under the Combination Agreement. As used herein, “Combination Agreement” means the Master Combination Agreement, dated August 25, 2017, by and among the Operating Partnership, NFR RED REIT Corp., NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income Trust Operating Partnership, LP, NorthStar Real Estate Income II, Inc., NorthStar Real Estate Income Operating Partnership II, LP, Colony NorthStar Credit Real Estate, Inc., and Credit RE Operating Company, LLC.

(xliv) Advisers Act. Each of the Company and the Subsidiaries (A) that is required to be in compliance with, or registered, licensed or qualified pursuant to, the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Advisers Act”), the 1940 Act, and the rules and regulations promulgated thereunder, or the U.K. Financial Services and Markets Act 2000 and the rules and regulations promulgated thereunder, is in compliance with, or registered, licensed or qualified pursuant to, such laws, rules and regulations (and such registration, license or qualification is in full force and effect), to the extent applicable, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or where the failure to be in such compliance or so registered, licensed or qualified would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; or (B) that is required to be registered, licensed or qualified as a broker-dealer or as a commodity trading advisor, a commodity pool operator or a futures commission merchant or any or all of the foregoing, as applicable, is so registered, licensed or qualified in each jurisdiction where the conduct of its business requires such registration, license or qualification (and such registration, license or qualification is in full force and effect), and is in compliance with all applicable laws requiring any such registration, licensing or qualification, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or where the failure to be so registered, licensed, qualified or in compliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xlv) CN Funds Compliance with Securities Laws. To the knowledge of the Company and the Operating Partnership, the offering, sale, issuance and distribution of securities by the CN Funds have been made in compliance with the 1933 Act and the securities laws of any state or foreign jurisdiction applicable with respect thereto.

(xlvi) CN Funds Limitation of Liability. To the knowledge of the Company and the Operating Partnership, none of the Subsidiaries (including the Operating Partnership) which act as a general partner, managing member or external manager (or in a similar capacity) or as an investment adviser or investment manager of any CN Fund has performed any act or otherwise engaged in any conduct that would prevent such subsidiary from benefiting from any exculpation clause or other limitation of liability available to it under the terms of the management agreement or advisory agreement, as applicable, between such subsidiary and CN Fund except, in each case, as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xlvii) ERISA. Other than as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and the Significant Subsidiaries are in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); (ii) no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (subject to Title IV of ERISA) other than for which the thirty (30) day notice period has been waived by the Pension Benefit Guaranty Corporation; (iii) neither the Company nor any of the Significant Subsidiaries has incurred and none of them expect to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” (subject to Title IV of ERISA) or (B) Section 4971 of the Code; and (iv) each “pension plan” for which the Company or any of the Significant Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(b) Officer’s Certificates. Any certificate signed by any officer of the Company or the Operating Partnership delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Operating Partnership, as applicable, to each Underwriter as to the matters covered thereby.

Section 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Initial Securities set forth opposite that Underwriter’s name in Schedule A hereto at the price per share set forth in Schedule B, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,650,000 shares of Preferred Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 a.m. (Eastern time) on the seventh business day after the date hereof (unless postponed in accordance with the provisions of Section 10) or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Each of the Representatives, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d) Denominations; Registration. The Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates, if any, for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

Section 3. Covenants of the Company and the Operating Partnership.

Each of the Company and the Operating Partnership covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or the shares of Common Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or (e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, make every reasonable effort to obtain the lifting thereof as soon as possible. The Company will prepare a final term sheet substantially in the form set forth as an attachment to Schedule C hereto (the “Final Term Sheet”) reflecting the final terms of the Securities, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof; provided that the Company shall furnish the Underwriters with copies of any such Final Term sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Underwriters or counsel to the Underwriters shall reasonably object.

(b) Filing of Amendments and 1934 Act Documents. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement between the execution of this Agreement and any Date of Delivery (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object. The Company will give the Representatives notice of its intention to make any filings pursuant to the 1934 Act from the execution of this Agreement to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, upon request, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered (or but for the exception afforded by Rule 172 would be required to be delivered) under the 1933 Act in connection with sales of the Securities, such number of copies of the Prospectus (as amended or supplemented, including any document incorporated by reference) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required (or but for the exception afforded by Rule 172 would be required to be delivered) by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the

Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made at such time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Representatives, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Rule 158. The Company will make generally available to its securityholders as soon as practicable an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus is filed that shall satisfy the provisions of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(i) Listing. The Company will (i) register the Securities under Section 12(b) of the 1934 Act, and (ii) apply for the listing of the Securities on the NYSE and use its best efforts to effect the listing of the Securities on the NYSE within 30 days after the Closing Time.

(j) Articles Supplementary. The Company will duly authorize, execute, deliver and file the Articles Supplementary with the MSDAT, and use its reasonable best efforts to cause the Articles Supplementary to be accepted for record by the MSDAT prior to the Closing Time.

(k) Restriction on Sale of Securities. During a period of 30 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell or contract to sell any Preferred Stock or any equity securities similar to or ranking on par with or senior to the Preferred Stock or any securities convertible into or exercisable or exchangeable for the Preferred Stock or similar, parity or senior equity securities; (ii) sell any option or contract to purchase any Preferred Stock or any equity securities similar to or ranking on par with or senior to the Preferred Stock or any securities convertible into or exercisable or exchangeable for the Preferred Stock or similar, parity or senior equity securities; (iii) purchase any option or contract to sell any Preferred Stock or any equity securities similar to or ranking on par with or senior to the Preferred Stock or any securities convertible into or exercisable or exchangeable for the Preferred Stock or similar, parity or senior equity securities; (iv) grant any option, right or warrant for the sale of any Preferred Stock or any equity securities similar to or ranking on par with or senior to the Preferred Stock or any securities convertible into or exercisable or exchangeable for the Preferred Stock or similar, parity or senior equity securities; (v) otherwise dispose of or transfer any Preferred Stock or any equity securities similar to or ranking on par with or senior to the Preferred Stock or any securities convertible into or exercisable or exchangeable for the Preferred Stock or similar, parity or senior equity securities; (vi) file any registration statement under the 1933 Act with respect to any of the foregoing; or (vii) enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of the Preferred Stock or such similar, parity or senior equity securities, whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

(l) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered (or but for the exception afforded by Rule 172 would be required to be delivered) under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

(m) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “Issuer Free Writing Prospectus,” or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Representatives or by the Company and the Representatives, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(n) Absence of Manipulation. Except as contemplated herein or in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor the Operating Partnership will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(o) Qualification and Taxation as a REIT. The Company will continue to use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2017 and thereafter, and the Company will use its best efforts to continue to qualify for taxation as a REIT under the Code unless the Company’s board of directors determines in good faith that it is no longer in the best interests of the Company and its stockholders to be so qualified.

(p) Sarbanes-Oxley. The Company will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(q) Reserve of Common Stock. The Company agrees to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of Common Stock upon conversion of the Securities.

Section 4. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the filing of the Articles Supplementary with the MSDAT and the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Underwriters relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, except that the lodging, airfare and incidental expenses of employees of the Underwriters shall be the responsibility of the Underwriters, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters (not to exceed $20,000) in connection with, the review by FINRA of the terms of the sale of the Securities, and (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE. Except as explicitly provided in this Section 4(a), Section 4(b), Section 6 and Section 7, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel and other advisors.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9 or Section 11 hereof, the Company and the Operating Partnership shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

Section 5. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Operating Partnership contained herein as of the date hereof, the Applicable Time, the Closing Time and each Date of Delivery (if any), or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Issuer Free Writing Prospectus, if any, each preliminary prospectus, the Prospectus and any amendment or supplement thereto, as the case may be, shall have been filed with the Commission pursuant to Rule 424(b) (in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433 of the Securities Act) within the applicable time period prescribed for such filing by such Rule.

(b) Opinion of Counsel for Company and the Operating Partnership. At the Closing Time, the Representatives shall have received an opinion, dated as of the Closing Time, of Hogan Lovells US LLP, counsel for the Company and the Operating Partnership, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c) Tax Opinion. At the Closing Time, the Representatives shall have received a tax opinion, dated as of the Closing Time, of Hogan Lovells US LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, substantially to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d) Opinion of Counsel for the Underwriters. The Representatives shall have received from Clifford Chance US LLP, counsel for the Underwriters, such opinion or opinions, dated as of the Closing Time, with respect to the incorporation of the Company, the validity of the Securities delivered on such Closing Time, the Registration Statement, the General Disclosure Package, the Prospectus and other related matters as the Representatives may require. In giving such opinion such counsel may rely, as to all matters governed by Maryland law, upon the opinion of Hogan Lovells US LLP referred to in Section 5(b) above. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

(e) Company Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the Prospectus or the General Disclosure Package, any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate, dated as of the Closing Time, of the chief executive officer, president or vice president of the Company and the chief financial or chief accounting officer of the Company to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Operating Partnership in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

(f) Accountants’ Comfort Letters.

(i) At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(ii) At the time of the execution of this Agreement, the Representatives shall have received from Grant Thornton LLP letters dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g) Bring-down Comfort Letters.

(i) At the Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that it reaffirms the statements made in its letter furnished pursuant to subsection (f)(i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(ii) At the Closing Time, the Representatives shall have received from Grant Thornton LLP letters, dated as of the Closing Time, to the effect that it reaffirms the statements made in its letters furnished pursuant to subsection (f)(ii) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(h) Approval of Listing. At the Closing Time, the Company shall have taken all necessary action for listing of the Securities on the NYSE within 30 days after the Closing Time.

(i) Articles Supplementary. The Articles Supplementary shall have been accepted for record by the MSDAT and shall be effective under the Maryland General Corporation Law.

(j) Chief Financial Officer’s Certificate. At the time of the execution of this Agreement, the Representatives shall have received a written certificate executed by the chief financial officer of the Company, in form and substance satisfactory to the Representatives, covering the accuracy of certain financial information set forth in the Issuer General Use Free Writing Prospectus and under the caption “Prospectus Summary—Recent Developments” in the Registration Statement and the Prospectus and other customary matters. In addition, at the Closing Time, the Representatives shall have received a written certificate executed by the chief financial officer of the Company, in form and substance satisfactory to the Representatives, covering the accuracy of certain financial information set forth under the caption “Prospectus Summary—Recent Developments” in the Registration Statement and the Prospectus and other customary matters.

(k) Good Standing Certificate. At the Closing Time, the Representatives shall have received (i) a certificate from the State of Maryland’s Department of Assessments and Taxation, dated as of the Closing Time, stating that the Company is in good standing with such department and duly authorized to exercise all powers recited in the Organizational Documents of the Company and (ii) similar satisfactory evidence of the good standing of the Operating Partnership and the Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i) Company Officers’ Certificate. A certificate, dated such Date of Delivery, of the chief executive officer, president or vice president of the Company and the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

(ii) Opinion of Counsel for Company and the Operating Partnership. An opinion of Hogan Lovells US LLP, counsel for the Company and the Operating Partnership, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iii) Tax Opinion. A tax opinion of Hogan Lovells US LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv) Opinion of Counsel for the Underwriters. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(v) Bring-down Comfort Letters.

(A) A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, in the same form and substance as its letter furnished to the Representatives pursuant to Section 5(g)(i) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(B) Letters from Grant Thornton LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, in the same form and substance as its letters furnished to the Representatives pursuant to Section 5(g)(ii) hereof, except that the “specified date” in the letters furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(vi) Chief Financial Officer’s Certificate. A certificate, dated such Date of Delivery, of the chief financial officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(j) hereof remains true and correct as of such Date of Delivery.

(m) Additional Documents. At the Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 18 and 19 shall survive any such termination and remain in full force and effect.

Section 6. Indemnification.

(a) Indemnification of the Underwriters by the Company and the Operating Partnership. Each of the Company and the Operating Partnership jointly and severally agrees to indemnify and hold harmless each Underwriter, its directors, each of its officers, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B

Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Operating Partnership and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein. It being understood and agreed that the only such information furnished by any Underwriter consists of the second, third and fourth paragraphs under the caption “Underwriting—Stabilization and Short Positions.”

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced (by the forfeiture of substantial rights or defenses) as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of the Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

Nothing in this Section 7 is intended to, or shall, limit the contribution obligations of the Company.

Section 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or the Operating Partnership and (ii) delivery of and payment for the Securities.

Section 9. Termination of Agreement.

(a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Prospectus (exclusive of any supplement thereto) or General Disclosure Package, any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs, properties or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or (iv) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities, or (vii) if there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act).

(b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 18 and 19 shall survive such termination and remain in full force and effect.

Section 10. Default by One or More of the Underwriters . If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter or the Company.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default. In the event of any such default that does not result in a termination of this Agreement or, in the case of a Date of Delivery occurring after the Closing Time, that does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

Section 11. Default by the Company. If the Company shall fail at the Closing Time or a Date of Delivery, as the case may be, to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7, 8, 18 and 19 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

Section 12. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure. For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

Section 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to: (i) Merrill Lynch at 50 Rockefeller Plaza, NY1-050-12-02, New York, New York 10020, Attention: High Grade Transaction Management/Legal (facsimile: (646) 855-5958); (ii) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk (facsimile: (212) 622-8358); (iii) Morgan Stanley at 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Investment Banking Division with a copy to GCM Legal Group (telephone: (212) 761-6691; facsimile: (212) 507-8999);

(iv) RBC at 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Scott Primrose/USDCM Transaction Management (telephone: (212) 618-7706; facsimile: (212) 658-6137; email: scott.primrose@rbccm.com, or (v) UBS at 1285 Avenue of the Americas, New York, New York 10019, Attention: Fixed Income Syndicate (telephone: (203) 719-1088; facsimile: (203) 719-0495); notices to the Company or the Operating Partnership shall be directed to them at 515 S. Flower Street, 44th Floor, Los Angeles, California 90071, facsimile: 310-382-8820, Attention: Ronald M. Sanders.

Section 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company, the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Operating Partnership and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Operating Partnership and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

Section 15. No Advisory or Fiduciary Relationship. Each of the Company and the Operating Partnership acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Operating Partnership, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Operating Partnership, or any of their subsidiaries, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Operating Partnership, or any of their subsidiaries on other matters) and no Underwriter has any obligation to the Company or the Operating Partnership with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company and the Operating Partnership, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Company and the Operating Partnership has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 16. Research Analyst Independence. The Company and the Operating Partnership acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Operating Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Operating Partnership may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Operating Partnership by such Underwriters’ investment banking divisions. The Company and the Operating Partnership acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

Section 17. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) by and among the Company, the Operating Partnership and the Underwriters, or any of them, with respect to the subject matter hereof.

Section 18. Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Operating Partnership and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 19. Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Section 20. USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.

Section 21. Time. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Section 23. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement by and among the Underwriters, the Company and the Operating Partnership in accordance with its terms.

Very truly yours, COLONY NORTHSTAR, INC.

By:	/s/ Ronald M. Sanders
	Name:	Ronald M. Sanders
	Title:	Executive Vice President, Chief Legal Officer and Secretary

COLONY CAPITAL OPERATING COMPANY, LLC

By:	/s/ Ronald M. Sanders
	Name:	Ronald M. Sanders
	Title:	Vice President and Secretary

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Evan Ladouceur
	Name:	Evan Ladouceur
	Title:	Managing Director, Head of Gaming & Leisure Investment Banking

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written: J.P. MORGAN SECURITIES LLC

By:	/s/ Stephen L. Sheiner
	Name:	Stephen L. Sheiner
	Title:	Executive Director

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written: MORGAN STANLEY & CO. LLC

By:	/s/ Yuri Slyz
	Name:	Yuri Slyz
	Title:	Executive Director

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written: RBC CAPITAL MARKETS, LLC

By:	/s/ Scott G. Primrose
	Name:	Scott G. Primrose
	Title:	Authorized Signatory

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written: UBS SECURITIES LLC

By:	/s/ Christopher Forshner
	Name:	Christopher Forshner
	Title:	Managing Director

By:	/s/ Prath Reddy
	Name:	Prath Reddy
	Title:	Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Name of Underwriter	Number of Initial Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,760,000
J.P. Morgan Securities LLC	1,760,000
Morgan Stanley & Co. LLC	1,760,000
RBC Capital Markets, LLC	1,760,000
UBS Securities LLC	1,760,000
Barclays Capital Inc.	1,100,000
Citigroup Global Markets Inc.	1,100,000

Total	11,000,000

Sch. A-1

SCHEDULE B

1.	The Company is selling 11,000,000 shares of Preferred Stock.

2.	The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,650,000 shares of Preferred Stock.

3.	The price the Underwriters pay for the Securities shall be $24.2125 per share.

Sch. B-1

SCHEDULE C

PRICING TERM SHEET Dated September 13, 2017

Issuer Free Writing Prospectus

Filed Pursuant to Rule 433

Registration Statement No. 333-215506

Supplementing the Preliminary

Prospectus Supplement

dated September 13, 2017 and the

Prospectus dated January 10, 2017

Colony NorthStar, Inc.

7.125% Series J Cumulative Redeemable Perpetual Preferred Stock

(Liquidation Preference $25.00 per Share)

September 13, 2017

This pricing term sheet supplements Colony NorthStar, Inc.’s preliminary prospectus supplement, dated September 13, 2017 (the “Preliminary Prospectus Supplement”), including the documents incorporated by reference therein, relating to the offering of its 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, and supersedes the information in the Preliminary Prospectus Supplement to the extent inconsistent with the information in the Preliminary Prospectus Supplement. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus Supplement. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus Supplement. All references to dollar amounts are references to U.S. dollars. Unless the context otherwise requires, references to “Colony” or the “Issuer,” “we,” “us” and “our” in this pricing term sheet mean Colony NorthStar, Inc. and not its subsidiaries.

Issuer:	Colony NorthStar, Inc.

Security:	7.125% Series J Cumulative Redeemable Perpetual Preferred Stock (“Series J Preferred Stock”)

Number of Shares:	11,000,000 shares (12,650,000 shares if the underwriters’ option to purchase additional shares is exercised in full)

Public Offering Price:	$25.00 per share; $275,000,000 total (not including the underwriters’ option to purchase additional shares)

Underwriting Discounts and Commissions:	$0.7875 per share; $8,662,500 total (not including the underwriters’ option to purchase additional shares)

No Maturity:

Perpetual (unless repurchased or redeemed by the Issuer on or after September 22, 2022 or pursuant to its special optional redemption right, or converted by a holder in connection with a Change of Control (defined below))

Pricing Date:	September 13, 2017

Settlement Date:	September 22, 2017 (T+7)

Liquidation Preference:	$25.00 per share, plus accrued and unpaid dividends

Sch. C-1

Dividend Rate:

Holders of Series J Preferred Stock will be entitled to receive cumulative cash dividends on the Series J Preferred Stock at the rate of 7.125% per annum of the $25.00 per share liquidation preference, which is equivalent to $1.78125 per annum per share.

Dividend Payment Dates:

Dividends on the Series J Preferred Stock will be payable quarterly in arrears on or about the 15th day of each January, April, July and October. The first dividend on the Series J Preferred Stock sold in this offering will be paid on January 15, 2018 and will be in the amount of $0.55911 per share.

Optional Redemption:

Except in instances relating to preservation of our qualification as a REIT or pursuant to our special optional redemption right discussed below, our Series J Preferred Stock is not redeemable prior to September 22, 2022. On and after September 22, 2022, we may, at our option, redeem our Series J Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the date of redemption. Any partial redemption will be selected by lot or pro rata.

Special Optional Redemption:

Upon the occurrence of a Change of Control (as defined below), we will have the option to redeem our Series J Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which such Change of Control has occurred for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the redemption date. To the extent that we exercise our special optional redemption right relating to the Series J Preferred Stock, the holders of Series J Preferred Stock will not be permitted to exercise the conversion right described below in respect of their shares called for redemption.

Change of Control:	A “Change of Control” is when, after the original issuance of the Series J Preferred Stock, the following have occurred and are continuing:

•  the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of our capital stock entitling that person to exercise more than 50% of the total voting power of all shares of our capital stock entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•  following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or ADRs representing such common securities) listed on the NYSE, the NYSE Amex or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

Conversion Rights:

Upon the occurrence of a Change of Control (as defined above), you will have the right (unless we have elected to exercise our special optional redemption right to redeem your Series J Preferred Stock) to convert some or all of your Series J Preferred Stock into a number of shares of our Class A common stock, par value $0.01 per share, equal to the lesser of (A) the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series J Preferred Stock dividend payment and prior to the corresponding Series J Preferred Stock dividend payment date, in which case no additional amount for

Sch. C-2

such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price; (B) 3.7908 (i.e., the Share Cap), subject, in each case, to certain adjustments and provisions for the receipt of alternative consideration of equivalent value as described in the prospectus supplement.

If we have provided a redemption notice with respect to some or all of the Series J Preferred Stock, holders of any Series J Preferred Stock that we have called for redemption will not be permitted to exercise their Change of Control Conversion Right in respect of any of their shares of Series J Preferred Stock that have been called for redemption, and any Series J Preferred Stock subsequently called for redemption that has been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date. Any partial redemption will be selected by lot or pro rata.

Listing:

The Issuer intends to file an application to list the Series J Preferred Stock on the NYSE under the symbol “CLNS PR J.” The Issuer expects trading of the shares of Series J Preferred Stock on the NYSE, if listing is approved, to commence within 30 days after the date of the initial delivery of the shares.

NYSE Ticker Symbol:	CLNS PR J

CUSIP/ISIN:	19625W864 / US19625W8644

Joint Book-Running Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC

Co-Managers:	Barclays Capital Inc. and Citigroup Global Markets Inc.

Pro Forma Ratio of Earnings to Fixed Charges and Preferred Stock Dividends

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Pro forma, as adjusted, ratio of earnings to combined fixed charges and preferred stock dividends(1)	0.5x	(2)	0.6x	(3)

(1)

In calculating this pro forma, as adjusted, ratio of earnings to combined fixed charges and preferred stock dividends, we have assumed that the shares of Series J Preferred Stock offered by this prospectus supplement were issued on January 1, 2016. For purposes of this pro forma calculation, we have assumed the net proceeds from this offering were used to retire other securities, in particular the redemption of some of our Series B Preferred Stock and all of our Series C Preferred Stock. Therefore, the pro forma ratio reflects the effects of the net change in preferred stock dividends based on redemption of those preferred shares and the issuance of the Series J Preferred Stock.

(2)	The deficiency of earnings over combined charges and preferred stock dividends was $152.7 million.
(3)	The deficiency of earnings over combined charges and preferred stock dividends was $253.8 million.

This communication is intended for the sole use of the person to whom it is provided by the sender.

The Issuer has filed a registration statement (including a prospectus and preliminary prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus, or

Sch. C-3

preliminary prospectus supplement if you request it by contacting Merrill Lynch, Pierce, Fenner & Smith Incorporated by calling toll-free (800) 394-1322, J.P. Morgan Securities LLC collect at 212-834-4533, Morgan Stanley & Co. LLC by calling toll-free (800) 584-6837 or by email at prospectus@morganstanley.com, RBC Capital Markets, LLC by calling toll-free (866) 375-6829 or by email to rbcnyfixedincomeprospectus@rbccm.com or UBS Securities LLC by calling toll-free (888) 827-7275.

Sch. C-4

SCHEDULE D

None.

Sch. D-1

SCHEDULE E

Colony Capital Operating Company, LLC

CFI RE Holdco, LLC

CMC DRE A, LLC

Colony Mortgage Sub A REIT, Inc.

Colony Mortgage Sub A, LLC

Colony Mortgage Capital, LLC (Series A)

ColFin THL Mezz Holdco, LLC

ColFin THL Mezz 2, LLC

Colony Capital Investment Holdco, LLC

Colony Financial Manager, LLC

Colony Capital Investment Advisors, LLC

Colony NorthStar Advisors, LLC

ColFin Cobalt GP, LLC

ColFin Cobalt General Partner, LLC

ColFin Cobalt Partnership, L.P.

ColFin Cobalt REIT, Inc.

ColFin Hunt Holdco A, LLC

Col Hunt Holdco A Limited

Col Hunt A (Lux) S.à r.l.

Col REO Victoria Office A S.à r.l.

ColFin Hawaii Investor, LLC

KDP Investors, LLC

Oneloa Partners, LLC

Honolua Associates, LLC

CFI Cortland Port 8, LLC (f/k/a CFI Panning Cortland, LLC)

Portfolio 8 Investors, LLC

Colony NorthStar US LLC

Platform Healthcare Investor T-II, LLC

NorthStar Asset Management Group, LLC

CNI NRF Advisors, LLC

NSAM CS Investor L.P.

Colony NorthStar – N Luxembourg S.a.r.l.

Platform Hospitality Investor T-II, LLC

Colony NorthStar UK, Ltd.

Colony NorthStar Bermuda, Ltd.

NorthStar Securities, LLC

Thunder Investor T-II, LLC

Townsend Holdings, LLC

NRF Holdco, LLC

NRFC Healthcare Holding Company, LLC

NorthStar Realty Healthcare, LLC

Healthcare GA Holdings-T, LLC

Healthcare GA Holdings, General Partnership

Healthcare GA Limited Partner-T, LLC

Healthcare GA Operating Partnership-T, LP

Sch. E-1

HA Portfolio Holdings-T, LLC

NRFC MH II Holdings LLC

Tristate Realty Investor-T, LLC

Castleblack Holdings-T, LLC

Castleblack Owner Holdings, LLC

CMP I Holdings-T, LLC

CMP I Owner-T, LLC

N-Star Real Estate CDO IX, Ltd.

Sch. E-2

Exhibit A-1

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

(a) The Company has been duly incorporated and is validly existing as a corporation and is in good standing as of the date of the certificate specified in paragraph [●] of Schedule 1 attached hereto under the laws of the State of Maryland. The Company has the corporate power to own, lease and operate its current properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company is authorized to transact business as a foreign corporation in the respective states specified in an annex attached to the opinion as of the respective dates listed therein.

(b) Each Subsidiary (including the Operating Partnership) set forth in an annex to the opinion is validly existing as a limited liability company and is in good standing as of the date of the certificates specified in paragraphs [●], [●], [●] and [●] of Schedule 1 attached hereto under the laws of the jurisdiction of its incorporation, and has the limited liability company power to own, lease and operate its current properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(c) The authorized capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package or the Prospectus. To our knowledge, the Company has not issued any outstanding securities convertible into or exchangeable for, or outstanding options, warrants or other rights to purchase or subscribe for, any shares of stock or other securities of the Company, except as described in the Registration Statement, the General Disclosure Package or the Prospectus. No holder of outstanding shares of capital stock of the Company has any statutory preemptive right under the MGCL or, to our knowledge, any contractual right to subscribe for any securities of the Company.

(d) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

(e) The Operating Partnership Agreement has been duly authorized, executed and delivered by the Company.

(f) The Securities to be issued by the Company pursuant to the Underwriting Agreement have been duly authorized and, when issued in accordance with the provisions of the Underwriting Agreement, the Securities will be validly issued, fully paid and non-assessable. The Securities conform as to legal matters in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Our Series J Preferred Stock.” The form of certificate evidencing the Securities complies in all material respects with the requirements of Section 8-203 of the MGCL and with the applicable requirements of the Articles Supplementary.

(g) The shares of Common Stock issuable upon conversion of the Preferred Stock have been duly authorized and, when issued in accordance with the terms of the Articles Supplementary, will be validly issued, fully paid and non-assessable.

Exh. A-1-1

(h) The Articles Supplementary that created the Securities have been authorized by the Board of Directors of the Company and, based on counsel’s review of a certified copy thereof, have been accepted for record by the SDAT and have become effective under the Maryland General Corporation Law.

(i) Based solely upon our review of the information regarding the Company provided through the EDGAR System on the Commission’s website, the Registration Statement became effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued under the Securities Act and no proceedings for that purpose have been instituted or threatened by the Commission. The required filings of the Prospectus pursuant to Rule 424(b) promulgated pursuant to the Securities Act have been made in the manner and within the time period required by Rule 424(b).

(j) The Registration Statement, as of its most recent effective date, the Prospectus, as of its date and the date hereof, and the General Disclosure Package, as of its date and the date hereof, (except for the financial statements and supporting schedules included therein, as to which we express no opinion) complied or comply as to form in all material respects with the requirements of the Securities Act and the applicable Securities Act Regulations. The documents incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package (except for the financial statements and schedules and financial information and data included therein or omitted therefrom, as to which we express no opinion), at the time they became effective or at the time they were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1934 Act and the applicable rules and regulations thereunder.

(k) The information in the Registration Statement, the General Disclosure Package and the Prospectus under “Description of Our Series J Preferred Stock,” “Description of Common Stock,” “Business—Operating and Regulatory Structure—1940 Act Exemption,” and “Certain Provisions of Maryland Law and Our Charter and Bylaws,” and in Item 15 to Part II of the Registration Statement, to the extent that such information constitutes summaries of certain provisions of the documents referred to therein, has been reviewed by us and is accurate in all material respects, and insofar as such information constitutes summaries of matters of law or legal conclusions, has been reviewed by us and is accurate in all material respects.

(l) No approval or consent of, or registration or filing with, any federal government agency or any Maryland or Delaware governmental agency, as applicable, is required to be obtained or made, other than such approvals, consents, registrations or filings that have already been obtained or made, by the Company (with respect to Maryland), or the Operating Partnership (with respect to Delaware) under Applicable Federal Law or Applicable State Law in connection with the execution, delivery and performance on the date hereof by the Company or the Operating Partnership, as applicable, of the Underwriting Agreement.

(m) The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described under the caption “Use of Proceeds” in the Registration Statement, the General Disclosure Package and the Prospectus, will not be an “investment company” within the meaning of the 1940 Act.

Exh. A-1-2

(n) The execution and delivery by the Company of the Underwriting Agreement and the performance on the date hereof by the Company of its obligations under the Underwriting Agreement do not (i) violate the Charter or Bylaws of the Company, (ii) violate any provision of Applicable Federal Law or any provision of Applicable State Law or (iii) breach or constitute a default under any agreement or contract filed (or incorporated by reference) as an exhibit to the Registration Statement (except that we express no opinion with respect any matters that would require a mathematical calculation or a financial or accounting determination).

(o) The execution and delivery by the Operating Partnership of the Underwriting Agreement and the performance on the date hereof by the Operating Partnership of its obligations under the Underwriting Agreement do not (i) violate the limited liability company agreement of the Operating Partnership, (ii) violate any provision of Applicable Federal Law or any provision of Applicable State Law or (iii) breach or constitute a default under any agreement or contract filed (or incorporated by reference) as an exhibit to the Registration Statement (except that we express no opinion with respect any matters that would require a mathematical calculation or a financial or accounting determination).

(p) Except as set forth in the Prospectus and pursuant to the Registration Rights Agreements, to our knowledge, there are no holders of any securities of the Company who, by reason of the execution, delivery or performance of the Underwriting Agreement on the date hereof by the Company, have the right to require the Company to register securities held by them under the Securities Act.

(q) The Securities have been authorized for listing, subject to official notice of issuance, by the New York Stock Exchange.

Negative Assurance Letter

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention that cause us to believe that:

(i) the Registration Statement, as of its most recent effective date, insofar as it relates to the offering of the Securities, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii) the Prospectus, as of its date or as of the date hereof, insofar as it relates to the offering of the Securities, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii) the General Disclosure Package, as of the Applicable Time (which you have informed us is a time prior to the time of the first sale of the Securities by any Underwriter), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

Exh. A-1-3

(iv) there are any legal or governmental proceedings pending or threatened against the Company or the Operating Partnership that are required to be disclosed in the Registration Statement, the General Disclosure Package, or the Prospectus, other than those disclosed therein;

provided that in making the foregoing statements, we do not express any belief with respect to the financial statements and supporting schedules and other financial or accounting information and data contained or incorporated by reference in or omitted from the Registration Statement, the General Disclosure Package, or the Prospectus.

Exh. A-1-4

Exhibit A-2

FORM OF TAX OPINION

TO BE DELIVERED PURSUANT TO

SECTION 5(c)

Based on and subject to the foregoing, the other qualifications and assumptions set forth herein and such examination of law as we have deemed necessary or appropriate, we are of the opinion that:

(i) commencing with its taxable year beginning January 1, 2017, the Company (including NSAM as the predecessor to the Company prior to the Mergers (as defined in the Merger Transaction Agreements) ) has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and the Company’s proposed method of operation (as described in the Prospectus and the Management Representation Letters) will enable it to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2017 and future taxable years; and

(ii) the portions of the discussion in the Prospectus under the caption “U.S. Federal Income Tax Considerations” and the portions of the discussion contained in the May 24, 2017 Form 8-K under the caption “Additional U.S. Federal Income Tax Considerations” that describe applicable U.S. federal income tax law are correct in all material respects as of the date hereof.

A-2-1